UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 30, 2009

Marsh & McLennan Companies, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-5998	36-2668272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas,

New York, NY 10036

(Address of principal executive offices) (Zip Code)

(212) 345-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As discussed further in Note 18 of these consolidated financial statements included in Amended Item 8, as previously disclosed, in November 2009, MMC reached a settlement in the securities class action lawsuit filed in 2004 in the U.S. District Court for the Southern District of New York, and in the ERISA class action lawsuit filed in 2004 in the U.S. District Court for the Southern District of New York. Accordingly, we have amended Notes 16 and 18 to the consolidated financial statements and related disclosures in this management’s discussion and analysis. MMC has attached hereto as Exhibits 99.2 and 99.3, respectively, amended presentations of the following sections of its Annual Report on Form 10-K for the fiscal year ended December 31, 2008:

¡	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

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Item 8. Financial Statements and Supplementary Data (including segment data and related disclosures contained in MMC’s audited consolidated financial statements at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP

99.2	Amended Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008

99.3	Amended Item 8. Financial Statements and Supplementary Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

Date: November 30, 2009	By:	/s/ LUCIANA FATO
		Name:	Luciana Fato
		Title:	Deputy General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

23.1	Consent of Deloitte & Touche LLP

99.2	Amended Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008

99.3	Amended Item 8. Financial Statements and Supplementary Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including the disclosure therein that is restated by exhibit 99.1 to MMC’s Current Report on Form 8-K dated August 28, 2009, as well as exhibits 99.2 and 99.3 to this Current Report on Form 8-K, contains “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future events or results, use words like “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “intend,” “plan,” “project” and similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would.” For example, we may use forward-looking statements when addressing topics such as: market and industry conditions, including competitive and pricing trends; changes in our business strategies and methods of generating revenue; the development and performance of our services and products; changes in the composition or level of MMC’s revenues; our cost structure and the outcome of cost-saving or restructuring initiatives; the outcome of contingencies; dividend policy; the expected impact of acquisitions and dispositions; pension obligations; cash flow and liquidity; future actions by regulators; and the impact of changes in accounting rules.

Forward-looking statements are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include:

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our exposure to potential liabilities arising from errors and omissions claims against us, including claims of professional negligence in providing actuarial services, such as those alleged by the Alaska Retirement Management Board in a pending lawsuit against Mercer that is scheduled for trial in the summer of 2010;

¡	the impact of current financial market conditions on our results of operations and financial condition;

¡	the impact on our consulting segment of pricing trends, utilization rates, the general economic environment and legislative changes affecting client demand;

¡	the potential impact of legislative, regulatory, accounting and other initiatives which may be taken in response to the current financial crisis;

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our exposure to potential criminal sanctions or civil remedies if we fail to comply with foreign and U.S. laws and regulations that are applicable to our international operations, including import and export requirements, U.S. laws such as the Foreign Corrupt Practices Act, and local laws prohibiting corrupt payments to government officials;

¡	the potential impact of rating agency actions on our cost of financing and ability to borrow, as well as on our operating costs and competitive position;

¡	the impact on our net income caused by fluctuations in foreign exchange rates;

¡	changes in the funded status of our global defined benefit pension plans and the impact of any increased pension funding resulting from those changes;

¡	the extent to which we retain existing clients and attract new business, and our ability to incentivize and retain key employees;

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the impact of competition, including with respect to pricing, the emergence of new competitors, and the fact that many of Marsh’s competitors are not constrained in their ability to receive contingent commissions;

¡	our ability to successfully obtain payment from our clients of the amounts they owe us for work performed;

¡	our ability to make strategic acquisitions and dispositions and to integrate, and realize expected synergies, savings or strategic benefits from, the businesses we acquire;

¡	our ability to successfully recover should we experience a disaster or other business continuity problem;

¡	changes in applicable tax or accounting requirements; and

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potential income statement effects from the application of FASB’s ASC Topic No. 740 (“Income Taxes”) regarding accounting treatment of uncertainties in income taxes and ASC Topic No. 350 (“Intangibles—Goodwill and Other”), including the effect of any subsequent adjustments to the estimates MMC uses in applying these accounting standards.

The factors identified above are not exhaustive. MMC and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, MMC cautions readers not to place undue reliance on its forward-looking statements, which speak only as of the dates on which they are made. MMC undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date on which it is made. Further information concerning MMC and its businesses, including information about factors that could materially affect our results of operations and financial condition, is contained in MMC’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of MMC’s most recently filed Annual Report on Form 10-K.